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                    U. S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 9, 1998

                      DIPLOMAT DIRECT MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)

                              DIPLOMAT CORPORATION
                           (Former name of registrant)

DELAWARE                             0-22432                     13-3727399
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                               25 KAY FRIES DRIVE
                              STONY POINT, NY 10980
          (Address of principal executive offices, including zip code)

                                 (914) 786-5552
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On June 9, 1998, the registrant filed with the Delaware Secretary of State an amendment to the registrant's Certificate of Incorporation, as amended,
(i) changing the name of the registrant to Diplomat Direct Marketing Corporation and (ii) increasing the authorized number of directors from six to seven.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a),(b)  Financial Statements.  None


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(c)      Exhibits.

         99.1 Certificate of Amendment to Certificate of Incorporation dated May 20, 1998 filed June 9, 1998

         99.2     Press Release dated June 10, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 1998


                                                      DIPLOMAT DIRECT MARKETING
                                                        CORPORATION


                                                      By: /s/ JONATHAN ROSENBERG
                                                         -----------------------
                                                         Jonathan Rosenberg
                                                         Chief Executive Officer

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                                INDEX TO EXHIBITS




NO.      DESCRIPTION


99.1 Certificate of Amendment to Certificate of Incorporation dated May 20, 1998 filed June 9, 1998

99.2     Press Release dated June 10, 1998